Short-Term Loans	12 Months Ended
Dec. 31, 2023
Short-Term Loans [Abstract]
SHORT-TERM LOANS

NOTE 9 — SHORT-TERM LOANS

a.	On May 9, 2022, Smart Pro entered into a loan agreement with Amazon. Pursuant to the loan agreement, Smart Pro received an aggregate amount of $152 thousand from Amazon. The loan matures within 12 months and bears annual interest at a rate of 9.99% per year. In order to secure the loan, Smart Pro pledged its financial balances on its account on Amazon and its inventories held in Amazon’s warehouses, in favor of Amazon. The loan was fully repaid on February 27, 2023.

b.

In July 2021, Smart Pro entered into a loan agreement with two third parties (“lenders”). The loans bore annual interest rate of 10% and were payable in January 2022. Smart Pro was entitled to extend the loans by an additional sixty days, with additional interest of 1% per month. In addition, pursuant to the loan agreement, in the event of an IPO of the Company, the lenders would be entitled to Ordinary Shares of the Company at an aggregate value of $250 thousand with a conversion price at the IPO price. In July 2021, the loan principal of $750 thousand was received. The proceeds from the lenders were first allocated to the liability (see note 9.a) to issue a variable number of shares based on its fair value at the date of issuance in an amount of $62 thousand, with a corresponding discount recorded on the third-party loan. The derivate liability was revalued at each period-end and amounted to $137 thousand as of December 31, 2021.

On November 23, 2021, the loan agreement was amended to extend the maturity date of the loans to the earlier of (i) March 31, 2023, or (ii) the closing of an IPO of the Company. Based on management’s assessment, the amendment resulted in a substantial modification to the loan in accordance with ASC 470-50. As a result of the debt extinguishment, the Group recorded, a gain in the amount of $14 thousand within finance expenses, net for the year ended December 31, 2021 as the difference between the net carrying value of the original loans and the fair value of the loan bearing the modified terms.

Following the IPO in 2022, the Group repaid the third-party loan. Furthermore, Effective as of August 30, 2022, the closing date of the IPO, and pursuant to the loan agreement (the “Issuance Date”), the Company issued 60,096 warrants to the lenders (“lenders warrants”) to purchase up to 8,586 Ordinary Shares, exercisable at an exercise price of $28.28 per share, exercisable for three years following the IPO. The warrants have cashless exercise mechanism.

On the issuance date of the lenders warrants, all conditions for equity classification under U.S. GAAP were met, and as such, the fair value of the warrants as of the issuance date were reclassified to equity.

c.	On February 22, 2022, the Company entered into a loan agreement with Bank Leumi Le-Israel (“Bank Leumi”) to provide for a line of credit in an aggregate amount of up to $1,000 thousand, which the Company may draw in two tranches at its request, but in no event after July 21, 2022. Pursuant to the loan agreement, amounts drawn bear interest at a rate of Secured Overnight Financing Rate (“SOFR”) plus 3.25% annually. On March 3, 2022, the Company drew $400 thousand under the line of credit. On June 2, 2022, the Company drew another $200 thousand million under the line of credit. Following an agreement with Bank Leumi, the loan was extended until October 31, 2022. All amounts outstanding under the line of credit were fully repaid on September 6, 2022.